Investor Presentation

Select Medical Corporation This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Select" used throughout this presentation refer to Select Medical Corporation and its subsidiaries. 2

Presentation Business Overview Financial Performance 3

Business Overview Founded 1996 Two lines of business in health care services IPO - April 2001 NYSE - SEM 2002 - revenues $1.126 billion 4

Recent Highlights Signed Agreement to Acquire Kessler Rehabilitation Corporation Implementation of PPS for Select Long Term Acute Care Hospitals 5

Select Medical Operations Largest operator of long term acute care hospitals 75 hospitals operating in 24 states 71 operate as hospital within a hospital model Second largest operator of outpatient rehabilitation clinics 737 clinics operating in 32 states, DC, and 7 Canadian provinces 606 owned U.S. clinics 101 owned Canadian clinics 30 managed clinics 6 Note: As of June 30, 2003

Revenue Other 1997 11.2 2 1998 149 3.269 1999 456 6.771 2000 805.9 10.212 2001 959 10.62 2002 1126.6 2003 1350 Revenue Growth Net Revenue ($ in millions) 1997 - 2002 2003 Estimate represents mid-point of guidance range. 7 CAGR: 151% (1) $1,350.0 Estimate

Adjusted EBITDA Growth Adjusted EBITDA (EBITDA $ in Million) EBITDA Outpatient Other (1) 1997 -2.546 0 0 1998 3.6 -12.152 1999 42.2 -16.382 2000 91.7 -18.3 2001 112 -19.743 2002 127.3 313.2 CAGR: 144% (1) 1998 - 2002 8 ($ in millions)

Performance Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 0.13 0.16 0.13 0.18 0.21 0.25 0.19 0.25 0.29 0.37 EPS 2001 2002 2003 9

Balanced Business and Payor Mix Inpatient 0.57 Outpatient 0.42 Other 0.01 Revenue By Business Medicare 0.42 Commercial/Other 0.57 Commercial/ Other Medicaid 0.01 Revenue By Payor Commercial/ Other 56% Note: For twelve months ended June 30, 2003 Medicaid 1% Diversified Mix of Business and Payor Sources 10 Outpatient 41% Inpatient 58%

Select Specialty Hospitals

Select Specialty Hospitals 12 75 long term acute care hospitals in 24 states = 2,758 Beds 71 operate as hospital-within-a-hospital model 37 acquired in 1997 (one closed in 1999 and one closed in 2003) 40 developed internally

Diagnostic Categories Neuromuscular Respiratory Cardiac Wound Renal Cancer Other East 30 29 12 8 5 3 13 13

Discharge Disposition Home Expirations SNF Acute Rehab Other East 37 15 21 13 7 7 14 Note: For six months ended June 30, 2003

Industry Fragmented - Approximately 300 hospitals $2.5 billion revenues per year Select - 50% market share of hospital within hospital 15

Hospital Development Leasehold Improvements = $550,000 Equipment = $350,000 Working Capital = $2,000,000 Start-up Losses = $600,000 $3.5 Million Investment { Return on Invested Capital > 35% 16

Hospital Development 1998 1999 2000 2001 2002 2003 YTD Existing 37 38 44 54 64 71 Developed 2 6 10 10 8 4 17 39 44 54 64 72 75

Inpatient Payor Mix Note: For twelve months ended June 30, 2003 18 Medicare 0.63 Medicaid 0.02 Commercial/Other 0.32 Commercial/ Other Medicare 66% Medicaid 2% Commercial/ Managed Care 32%

Reimbursement October 1, 2002 - Prospective Payment System (PPS) DRG based system Budget neutral New system favors high acuity patient population, lower cost provider 19

Industry Comparison Select Industry Case Mix - Acuity 1.13 1.01 Total Cost Per Patient Day $811 $821 Note: Data from 2000 Cost Reports 20

PPS Phase-In Q4 02 Q1 03 Q2 03 Q3 03 East 13 23 14 24 21 24

Select Hospital Same Store Adjusted EBITDA Margin Q1 Q2 Q3 Q4 Q1 Q2 East 0.132 0.135 0.131 0.14 0.153 0.174 22 2002 2003 Same Store Hospitals open prior to 1/1/01 (for 2002) Same Store Hospitals open prior to 1/1/02 (for 2003) 15.3% 17.4%

Kessler Rehabilitation Acquisition Agreement Executed June 30, 2003 Established 1948 in West Orange, New Jersey Ranked among Nation's Best Rehabilitation Hospitals by "U.S. News and World Report" for 11 Consecutive Years 2002 - #1 Northeast, #5 in United States Premier, Nationally Recognized Brand 23

Kessler Rehabilitation Four Rehabilitation Hospitals in New Jersey - 322 licensed beds One joint venture rehabilitation hospital in Montgomery County, Maryland - 55 beds 92 outpatient rehabilitation clinics in ten states One SNF facility in New Jersey - 196 beds Contract therapy, DME, home infusion, workplace rehab 24

Kessler Rehabilitation 2002 Revenues - $228.8 million Select Purchase Price - $230.0 million 25

Strategic Acquisition Inpatient Rehabilitation Platform Leverage Brand Name Favorable Payor Mix Highly Regulated State Significant Geographic Leverage in Outpatient Operations 26

Select/Kessler Outpatient Rehabilitation

Outpatient Rehabilitation Select Medical 737 clinics in 32 states, D.C. and 7 Canadian provinces 606 owned U.S. clinics 101 owned Canadian clinics 30 managed clinics Kessler Rehabilitation 92 clinics in 10 states 28

Kessler - An Excellent Fit for Select's Existing Business Pennsylvania New Jersey Florida North Carolina Maryland Virginia Illinois Georgia Massachusetts Delaware Kessler 8 35 24 2 9 3 2 1 7 1 Select 97 81 40 40 22 21 19 12 8 1 Outpatient Clinics 29

Industry $35.0 billion industry CAGR of 5% Predominantly commercial pay Recognized as cost effective 30

1998 1999 2000 2001 2002 Q2 2003 East 115 658 679 717 737 829 Outpatient Clinic Growth 31 Select Outpatient Rehabilitation Clinics NovaCare Acquisition Represents total clinics owned and operated through management arrangements. Q2 2003 Proforma for Kessler Acquisition Kessler Acquisition

Select Outpatient Adjusted EBITDA Margin 32 2000 2001 2002 Q1 03 Q2 03 Select 0.157 0.173 0.167 0.155 0.177

Outpatient Rate Legend Text Inpatient Outpatient 1Q 79 2Q 78 3Q 79 4Q 78 1Q 81 2Q 81 3Q 82 4Q 84 1Q 86 2Q 86 3Q 87 4Q 87 1Q 88 2Q 88 33 2000 2001 2002 U.S. Outpatient Net Revenue per Visit 2003

Outpatient Rehabilitation Payor Mix Note: For twelve months ended June 30, 2003 34 Commercial/Managed Care 70 Capitation 3 Medicare 9 Commercial/ Other Workers Comp. 18 Commercial/ Managed Care 70% Workers Comp. 18% Medicare 9% Capitation 3%

Financial Overview

Proven Performance - Inpatient 1H '02 1H '03 300.9 375.2 2001 2002 57.6 70.9 1H '02 1H '03 33 56.2 2001 2002 503 625.2 Net Revenue Adjusted EBITDA 24% 23% 25% 71% $503.0 $625.2 $300.9 $375.2 $57.6 $70.9 $32.9 $56.2 36 ($ in millions) Margins 11.4% 11.3% 10.9% 15.0% Same Store Margins 12.8% 13.4% 11.5% 16.4%

Proven Performance - Outpatient 1H '02 1H '03 244.3 257.6 2001 2002 76.1 81.1 1H '02 1H '03 44.1 42.9 2001 2002 440.8 485.1 Net Revenue Adjusted EBITDA 10% 7% 5% (3%) $440.8 $485.1 $244.3 $257.6 $76.1 $81.1 $44.1 $42.9 37 ($ in millions) Margins 17.3% 16.7% 18.1% 16.6%

Strong ROIC - Development (000's) (1) Average annual EBITDA over 3 year period. (2) Includes start-up period prior to generation of EBITDA: Hospitals - 6 months O/P Rehab - 3 months 38

Improved Receivables Management Legend Text Inpatient Outpatient 1Q 111 2Q 106 3Q 121 4Q 119 1Q 89 2Q 81 3Q 86 4Q 85 1Q 81 2Q 80 3Q 79 4Q 77 1Q 74 2Q 76 3Q 76 4Q 73 1Q 64 2Q 56 One Day Improvement in DSO Equals $3.6 million 39 Days Sales Outstanding 1999 2000 2001 2002 2003

Free Cash Flow 40

Rapid Deleveraging ($ in millions) Net Debt Net Debt / Adj. EBITDA 1999 336.8 4.7 2000 299.65 3.3 2001 277.7 2.5 2002 204.16 1.6 LTM 6/30/03 132.6 0.9 (1) Pro forma for full year ownership of NovaCare (1) 41

First Half 2003 Actual vs. Guidance 42

2003 Financial Objectives 43 (1)

Key Selling Points Proven management team Balanced business and payor mix Demonstrated development expertise Impressive financial performance with significant upside potential 44 Attractive long- term industry dynamics Two strong and growing business lines